UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 15, 2005

                                    Digicorp
             (Exact name of registrant as specified in its charter)

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
                 Utah                                  000-33067                             87-0398271
     (State or Other Jurisdiction                  (Commission File                       (I.R.S. Employer
           of Incorporation)                            Number)                        Identification Number)
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              100 Wilshire Blvd., Ste. 1500, Santa Monica, CA 90401
               (Address of principal executive offices) (zip code)

                                 (310) 752-1477
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

         On July 15, 2005, Digicorp (the "Company") entered into a binding letter of intent to acquire certain assets which include the iCodemedia suite of websites and internet properties and all related intellectual property (the "iCodemedia Assets") from Philip Gatch. The Company agreed to issue Mr. Gatch 1,000,000 shares of the Company's common stock as consideration for the iCodemedia Assets. Consummation of the transaction is subject to the execution of a definitive purchase and sale contract.

Item 3.02  Unregistered Sales of Equity Securities.

         On July 15, 2005, the Company agreed to issue Philip Gatch 1,000,000 shares of the Company's common stock as consideration for the iCodemedia Assets. Consummation of the transaction is subject to the execution of a definitive purchase and sale contract.

         On July 20, 2005, as consideration for service on the Company's Board of Directors, the Company granted to each of Melanie Glazer, Alice M. Campbell, Milton "Todd" Ault, III, Darrell Grimsley, Lynne Silverstein and William B. Horne options to purchase 250,000 shares of the Company's common stock with an exercise price of $0.25 per share. These stock options will vest quarterly over two years, with the first 31,250 options of each grant to vest September 30, 2005.

         On July 20, 2005, as consideration for service as Chairman of the Company's Audit Committee, the Company granted Ms. Campbell options to purchase 100,000 shares of the Company's common stock with an exercise price of $0.25 per share. These stock options will vest quarterly over two years, with the first 12,500 options to vest September 30, 2005.

         On July 20, 2005, as consideration for service as a member of the Company's Audit Committee, the Company granted Ms. Glazer options to purchase 50,000 shares of the Company's common stock with an exercise price of $0.25 per share. These stock options will vest quarterly over two years, with the first 6,250 options to vest September 30, 2005.

         On July 20, 2005, as consideration for service as the Company's Chief Executive Officer, the Company granted Mr. Ault options to purchase 2,000,000 shares of the Company's common stock with an exercise price of $0.25 per share. These stock options will vest quarterly over two years, with the first 250,000 options to vest September 30, 2005.

         On July 20, 2005, as consideration for service as the Company's President of Operations, the Company granted Kathryn Queen options to purchase 750,000 shares of the Company's common stock with an exercise price of $0.25 per share. These stock options will vest quarterly over two years, with the first 93,750 options to vest September 30, 2005. Also on July 20, 2005, as an incentive bonus, subject to the earlier to occur of the Company obtaining a market capitalization of $25 million at December 31, 2006, or prior to December 31, 2006, the Company obtains, and maintains for 21 consecutive days, a market capitalization of $25 million, the Company agreed to grant Ms. Queen options to purchase 750,000 shares of the Company's common stock. These stock options will vest quarterly over four years from the date of grant.

         On July 20, 2005, as consideration for service as the Company's Chief Technology Officer, the Company granted Mr. Gatch options to purchase 250,000 shares of the Company's common stock with an exercise price of $0.25 per share. These stock options will vest in equal amounts on July 20, 2005, 2006 & 2007, with the first 83,333 options to vest July 20, 2005. Also on July 20, 2005, the Company agreed to issue restricted stock valued at $12,500 quarterly during the three year term of his employment as Chief Technology Officer.

         On July 20, 2005, as consideration for service as the Company's Chief Financial Officer, the Company granted Mr. Horne options to purchase 250,000 shares of the Company's common stock with an exercise price of $0.25 per share. These stock options will vest quarterly over two years, with the first 31,250 options to vest September 30, 2005.

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         On July 20, 2005, as consideration for service as the Company's
Controller, the Company granted Jeanne Olsky options to purchase 100,000 shares of the Company's common stock with an exercise price of $0.25 per share. These stock options will vest quarterly over two years, with the first 12,500 options to vest September 30, 2005.

         On July 20, 2005, as consideration for service as the Company's Corporate Secretary, the Company granted Ms. Silverstein options to purchase 150,000 shares of the Company's common stock with an exercise price of $0.25 per share. These stock options will vest quarterly over two years, with the first 18,750 options to vest September 30, 2005.

         All of the above issuances and grants of securities of the Company were exempt from registration requirements pursuant to Section 4(2) of the Securities Act of 1933, as amended.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Effective July 16, 2005, Gregg B. Colton resigned from his position as a director of the Company.

         Effective July 16, 2005, the Company appointed Alice M. Campbell, Milton "Todd" Ault, III and Darrell Grimsley as directors of the Company. Upon his appointment, Mr. Ault was named Chairman of the Company's Board of Directors. Ms. Campbell was appointed to chair the Company's Audit Committee and to chair the Company's Compensation Committee. Neither Mr. Ault nor Mr. Grimsley have been named to a committee of the Board of Directors and the Company at this time has not determined which, if any, committee of the Board of Directors Mr. Ault and Mr. Grimsley will be named. There was no arrangement or understanding between Ms. Campbell, Mr. Ault, and Mr. Grimsley and any other person pursuant to which they were selected as a director.

         Effective July 20, 2005, the Company appointed Lynne Silverstein and William B. Horne as directors of the Company. Neither Ms. Silverstein nor Mr. Horne have been named to a committee of the Board of Directors and the Company at this time has not determined which, if any, committee of the Board of Directors Ms. Silverstein and Mr. Horne will be named. There was no arrangement or understanding between Ms. Campbell, Mr. Ault, and Mr. Grimsley and any other person pursuant to which they were selected as a director.

         Effective July 20, 2005, the Company appointed William B. Horne as the Company's Chief Financial Officer. Also effective July 20, 2005, the Company appointed Philip Gatch as the Company's Chief Technology Officer. The Company does not currently have employment agreements in effect for the employment of Mr. Horne or Mr. Gatch.

         Ms. Silverstein is the daughter of Melanie Glazer, a current director of the Company. Except for Ms. Silverstein, there are no family relationships between any of the newly appointed officers and directors of the Company and the Company's directors, executive officers or persons nominated or charged by the Company to become directors or executive officers.

         Below is a brief description of the above persons' business experience during the past five years.

         Alice M. Campbell, Director. Since October 22, 2004, Ms. Campbell has been a director of Patient Safety Technologies, Inc., a Delaware corporation whose common stock is traded on the American Stock Exchange ("PST"). Since 2001, Ms. Campbell has been, and is currently, an investigator and consultant, specializing in research and litigation services, financial investigations and computer forensics, for major companies and law firms throughout the United States. Ms. Campbell is a certified fraud specialist, as well as a certified instructor for the Regional Training Center of the United States Internal Revenue Service and for the National Business Institute. From 1979 to 2001, Ms. Campbell served as a special agent for the United States Treasury Department where she conducted criminal investigations and worked closely with the United States Attorney's Office and with several federal agencies, including the Internal Revenue Service, Federal Bureau of Investigation, Secret Service, Customs Service, State Department, Drug Enforcement Agency, Bureau of Alcohol, Tobacco and Firearms and U.S. Postal Service.


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         Milton "Todd" Ault, III, Chief Executive Officer and Director. Mr. Ault
was appointed Chief Executive Officer of the Company on April 26, 2005. From April 26, 2005 until July 20, 2005, Mr. Ault also served in the capacities of principal financial officer and principal accounting officer of the Company.
From May 26, 2005 until July 13, 2005, Mr. Ault served as interim Chief
Executive Officer and as a director of IPEX, Inc., a Nevada corporation whose common stock is quoted on the OTC Bulletin Board. In addition, Mr. Ault is currently the Chairman and Chief Executive Officer of PST. Mr. Ault has served as a director of PST since June 23, 2004. Since December 2004, Mr. Ault has been a manager of Franklin Capital Properties, a wholly owned subsidiary of PST.
Since June 30, 2005, Mr. Ault has served as Chairman, President and Chief Executive Officer of Ault Glazer Bodnar Merchant Capital, Inc., which is currently a wholly owned subsidiary of PST. In addition, Mr. Ault co-founded
Ault Glazer & Company Investment Management LLC ("Ault Glazer") in 1998 and is currently the controlling and managing member and Chief Investment Officer of Ault Glazer, a private investment management firm headquartered in Santa Monica, California. From July 1998 until December 2004, Mr. Ault was a registered representative of Strome Securities, L.P., a NASD registered broker-dealer.

         Darrell Grimsley, Director. Mr. Grimsley has been a practicing attorney during the last five years. From May 1, 1999 to present, Mr. Grimsley has been managing member of D.W. Grimsley, Jr., LLC, a law firm practicing in the areas of credit, toxic torts, employment law, due diligence reporting and business consulting and advising. From October 1, 2003, Mr. Grimsley has been managing member of The Bankruptcy Group, LLC a law firm focusing on business and consumer bankruptcy law.

         Lynne Silverstein, Secretary and Director. Ms. Silverstein is currently the President and Secretary of PST. In addition, Ms. Silverstein has been Chief Executive Officer of Ault Glazer since October 2003. Prior thereto, she was Director of Operations of Ault Glazer since January 2001, having joined Ault Glazer in January 1999 as a Manager.

         William B. Horne, Chief Financial Officer and Director. Since July 5, 2005, Mr. Horne has been Chief Financial Officer of PST and its subsidiaries. From May 2002 to April 2005, Mr. Horne held the position of Chief Financial Officer of Alaska Wireless Communications, a privately held advanced cellular communications company. Since January 2002, Mr. Horne has also provided strategic financial consulting services to both private and public companies. From November 1996 to December 2001, Mr. Horne held the position of Chief Financial Officer of The Phoenix Partners, a venture capital limited partnership located in Seattle, Washington.

Certain Relationships and Related Transactions

         As described above under Items 1.01 and 3.02, on July 15, 2005, the Company agreed to issue Philip Gatch 1,000,000 shares of the Company's common stock as consideration for the iCodemedia Assets. Consummation of the transaction is subject to the execution of a definitive purchase and sale contract.

         On December 29, 2004, the former directors of the Company, Gregg B. Colton, Don J. Colton, Norman Sammis and Glenn W. Stewart, along with several other shareholders sold 2,229,527 shares of common stock of the Company, representing 22.3% of the Company's outstanding shares of common stock on such date, to Franklin Capital Corporation (n/k/a Patient Safety Technologies, Inc.) ("PST"). The former directors of the Company sold 80% of their holdings of the common stock of the Company to PST at $.135 per share. Another shareholder who was not a principal shareholder or director of the Company sold all of his shares to PST at $.145 per share. The aggregate amount of funds used to purchase the shares of the Company's common stock was approximately $301,998. The source for such funds was PST's working capital. The directors and shareholders agreed to sell an additional 1,224,000 shares of common stock of the Company to PST upon the shares being registered with the Securities and Exchange Commission. Alice M. Campbell, Milton "Todd" Ault, III, Lynne Silverstein and William B. Horne all are currently executive officers and/or directors of PST.

         Except as described above, there was no transaction involving an amount exceeding $60,000 during the last two years, or any such proposed transactions, to which the Company was or is to be a party, in which Ms. Campbell, Mr. Ault, Mr. Grimsley, Ms. Silverstein Mr. Horne and Mr. Gatch had or is to have a direct or indirect material interest.


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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

         Effective July 20, 2005, the Company amended its Bylaws to provide that any vacancy occurring in the Board of Directors, including a vacancy resulting from an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number
                                         Description
------------------  ------------------------------------------------------------
3.1                 Amendment No. 1 to Bylaws
10.1 Binding Letter of Intent to purchase iCodemedia Assets, dated July 15, 2005, among Digicorp and Philip Gatch


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Digicorp


Dated: July 21, 2005                         By:  /s/ Milton Ault
                                                 -------------------------------
                                             Name:    Milton "Todd" Ault, III
                                             Title:   Chief Executive Officer

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